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                                                                    Exhibit 10.8

March 18, 1996

Marc Lanser, M.D.
Boston Life Sciences
Reservoir Place
1601 Trapelo Road
Waltham, MA 02154

RE: License Agreement Dated 3/15/93
Amendment to Add Patent Application to Appendix B

Dear Marc,

In accordance with Paragraph 8.3 of the Sponsored Research Agreement between Procell Pharmaceuticals, Inc. and Children's Medical Center Corporation dated 3/15/93, the Appendix B of the License Agreement between the same parties and of even date is hereby amended to include the following patent application:

CMCC 518 "Pharmaceutical Compositions Comprising Troponin Subunits, Fragments and Analogs Thereof and Methods of Their Use to Inhibit Angiogenesis" by Marsha
A. Moses, Robert S. Langer, Dimitri Weidershain, Inmin Wu, and Arthus Sytkowski, filed February 16, 1996.

Sincerely,


/s/ William New
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William New
Vice President for Research Administration


Agreed for ProCell Pharmaceuticals, Inc.


/s/ Marc Lanser
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Marc Lanser